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                                                                    EXHIBIT 23.7

                         CONSENT OF ARTHUR ANDERSEN LLP


     As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-46519 of Suiza Foods Corporation on Form S-4 of our report dated November 26, 1997, included in Suiza Foods Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this Registration Statement.



                                          /s/ ARTHUR ANDERSEN LLP


Dallas, Texas
April 27, 1998